EXHIBIT 99.1

ROWAN COMPANIES, INC.
OFFSHORE RIG FLEET AND CONTRACT STATUS
As of March 20, 2008

OFFSHORE RIGS						Contract Status
	LeTourneau	Depth (feet)		Year in			Day Rate	Estimated
Name	Class	Water	Drilling	Service	Location	Customer	(in thousands)	Duration	Comments ($ in thousands)
Cantilever Jack-up Rigs:
Super 116E #4	S116-E	350	35,000	2011	TBD	TBD	TBD	TBD	Rig planned for construction with delivery expected in 2011.
Super 116E #3	S116-E	350	35,000	2011	TBD	TBD	TBD	TBD	Rig planned for construction with delivery expected in 2011.
240C #4	240-C	400	35,000	2011	TBD	TBD	TBD	TBD	Rig planned for construction with delivery expected in 2011.
Super 116E #2	S116-E	350	35,000	2010	TBD	TBD	TBD	TBD	Rig planned for construction with delivery expected in 2010.
Super 116E #1	S116-E	350	35,000	2010	TBD	TBD	TBD	TBD	Rig planned for construction with delivery expected in 2010.
240C #3	240-C	400	35,000	2010	TBD	TBD	TBD	TBD	Rig planned for construction with delivery expected in 2010.
240C #2	240-C	400	35,000	2009	TBD	TBD	TBD	TBD	Rig currently under construction with delivery expected in 2009.
Rowan Mississippi	240-C	400	35,000	2008	TBD	TBD	TBD	TBD	Rig currently under construction with delivery expected during 3Q 2008.
J.P. Bussell	225-C	300	35,000	2008	TBD	TBD	TBD	TBD	Rig currently under construction with delivery expected during 4Q 2008.
Hank Boswell	225-C	300	35,000	2006	Middle East	Saudi Aramco	Low 190s	March 2011
Bob Keller	225-C	300	35,000	2005	Middle East	Saudi Aramco	Low 180s	May 2011
Rig commenced tow to Middle East on February 17.  Day rate includes estimated amortization of relatedmobilization/modification revenues starting in May 2008; no revenues will be recorded during January to April 2008 mobilization/modification period (+/- 120 days).

Scooter Yeargain	225-C	300	35,000	2004	Middle East	Saudi Aramco	Low 190s	March 2011
Bob Palmer	224-C	550	35,000	2003	Gulf of Mexico	Shipyard		March 2008	Rig entered the shipyard on January 30 for modifications and should resume drilling operations by late March.
						BP	Low 220s	June 2009
Rowan Gorilla VII	219-C	400	35,000	2002	North Sea	Shipyard		March 2008
Rig entered shipyard for related modifications on December 19, 2007 and is expected commence tow to Angola by late March 2008 and resume drilling operations in April.  Rig will earn reduced day rate during January - April 2008 mobilization/modification period (+/- 120 days).

					West Africa	Cabinda	Mid 230s	April 2008
						Cabinda	Low 330s	April 2010
Rowan Gorilla VI	219-C	400	35,000	2000	North Sea	BG	Low 310s	April 2009
						BG	Mid 300s	October 2009
						CNR	Mid 300s	March 2010
Rowan Gorilla V	219-C	400	35,000	1998	North Sea	Total	Mid 170s	March 2009	Rig experienced approximately three days of February downtime.
						Total	Low 260s	August 2010
Rowan Gorilla IV	200-C	450	35,000	1986	Gulf of Mexico	McMoRan	Mid 190s	June 2008
Rowan Gorilla III	200-C	450	30,000	1984	Trinidad	Petro-Canada	Low 250s	May 2008
					Eastern Canada	EnCana	High 290s	December 2009	Contract is expected to start in mid to late 2009, and Rowan has the right to utilize Gorilla II.
									Day rate includes estimated amortization of related mobilization/modification revenues.
Rowan Gorilla II	200-C	450	30,000	1984	Gulf of Mexico	Devon	Mid 170s	April 2008
Rowan-California	116-C	300	30,000	1983	Middle East	Saudi Aramco	Mid 110s	April 2009
Cecil Provine	116-C	300	30,000	1982	Gulf of Mexico	Apache	Mid 80s	April 2008
Gilbert Rowe	116-C	350	30,000	1981	Middle East	Maersk	Low 190s	January 2009	Rig experienced approximately three days of February downtime.
Arch Rowan	116-C	350	30,000	1981	Middle East	Saudi Aramco	Mid 110s	April 2009
Charles Rowan	116-C	350	30,000	1981	Middle East	Saudi Aramco	Mid 110s	April 2009
Rowan-Paris	116-C	350	30,000	1980	Middle East	Maersk	Low 190s	January 2009
Rowan-Middletown	116-C	350	30,000	1980	Middle East	Saudi Aramco	Mid 110s	April 2009
Conventional Jack-up Rigs:
Rowan-Juneau	116	300	30,000	1977	Gulf of Mexico	Helix ERT	Mid 60s	April 2008
						Apache	Mid 70s	September 2008
Rowan-Alaska	84	350	30,000	1975	Gulf of Mexico	Stone Energy	Mid 90s	April 2008
Rowan-Louisiana	84	350	30,000	1975	Gulf of Mexico	Helix ERT	Mid 90s	May 2008
Rowan-Anchorage	52	250	20,000	1972	Gulf of Mexico	Walter O&G	Low 60s	May 2008

Rig Class denotes LeTourneau, Inc. hull number. 200-C is a Gorilla class unit designed for extreme hostile environment capability. 219-C is a Super Gorilla class unit, an enhanced version of the Gorilla class, and 224-C is a Super Gorilla XL design. 225-C is a Tarzan Class unit.  240-C is LeTourneau's latest jack-up design.  Unless otherwise indicated, all day rates include estimated amortization of contract mobilization/modification revenues.  Estimated contract durations reflect either stated drilling periods or expected time required for the contracted well or wells.

ROWAN HEREBY ADVISES THAT THE TABLE SET FORTH ABOVE MAY CONTAIN INACCURATE, INCOMPLETE AND/OR INCORRECT INFORMATION AND IS SUBJECT TO CHANGE AT ANY TIME.
THE INFORMATION SHOULD NOT BE RELIED UPON FOR ANY PURPOSE, AND ROWAN HEREBY DISCLAIMS ANY LIABILITY RELATING TO THE USE OF THE INFORMATION SET FORTH ABOVE.

This report contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to the expectations, beliefs and future expected financial performance of the Company that are based on current expectations and are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected by the Company. Relevant factors have been disclosed in the Company's filiings with the U. S. Securities and Exchange Commission.